SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 12, 2002



                             CANNONDALE CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                      0-24884                06-0871823
        (State or other         (Commission File Number)     (I.R.S. Employee
jurisdiction of incorporation)                            Identification Number)



                 16 TROWBRIDGE DRIVE, BETHEL, CONNECTICUT 06801
               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code: 203-749-7000






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ITEM 9.           REGULATION FD DISCLOSURE.

         Cannondale Corporation (the "Company") hereby furnishes the following information:

         The Company filed an Annual Report on Form 10-K/A for the fiscal year ended June 29, 2002 (the "Form 10-K/A") with the Securities and Exchange Commission on the date hereof. The Form 10-K/A was accompanied by certifications of each of its Chief Executive Officer, Joseph S. Montgomery, and its Chief Financial Officer, William A. Luca, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these certifications is attached hereto as Exhibit 99.1 and Exhibit 99.2.

         The Company also filed a Quarterly Report on Form 10-Q for the period ended September 29, 2002 (the "Form 10-Q") with the Securities and Exchange Commission on the date hereof. The Form 10-Q was accompanied by certifications of each of its Chief Executive Officer, Joseph S. Montgomery, and its Chief Financial Officer, William A. Luca, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these certifications is attached hereto as Exhibit 99.3 and Exhibit 99.4.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CANNONDALE CORPORATION



Date: November 12, 2002       By:      /s/ William A. Luca
                                    --------------------------------------------
                                    William A. Luca
                                    Vice President of Finance,
                                    Chief Financial Officer,
                                    Chief Operating Officer and Director



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                                  EXHIBIT INDEX


99.1 Certification Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated November 12, 2002.

99.2 Certification Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated November 12, 2002.

99.3 Certification Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated November 12, 2002.

99.4 Certification Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated November 12, 2002.


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